Acquisitions	12 Months Ended
Dec. 31, 2014
Business Combinations [Abstract]
Acquisitions

5. Acquisitions

On June 30, 2014, the Company acquired certain assets and the operations of Slone Lumber Company, Inc. (“Slone”) for $8.7 million in cash (including certain adjustments). Based in Houston, Texas, Slone is a full-line building materials supplier. Slone’s product offerings include lumber, engineered beams, interior and exterior door units, moulding, trim, and cabinets. Slone also offers installation services on exterior doors, shutters, and cabinets.

On July 31, 2014, the Company acquired certain assets and the operations of West Orange Lumber Company, Inc. (“West Orange”) for $9.8 million in cash (including certain adjustments). Based in Groveland, Florida, West Orange supplies lumber, roof and floor trusses, custom windows and doors, as well as installation services, to both residential homebuilders and commercial contractors in central Florida.

On August 6, 2014, the Company acquired certain assets and the operations of Truss Rite, LLC (“Truss Rite”) for $14.6 million in cash (including certain adjustments). Based in Sherman, Texas Truss Rite primarily manufactures wood roof and floor trusses for large multi-family and commercial projects throughout Texas and parts of Oklahoma. Truss Rite predominately serves developers and general contractors in the multi-family residential housing sector.

On October 1, 2014, the Company acquired certain assets and the operations of Trim Tech of Austin, Inc. (“Trim Tech”) for $19.4 million in cash (including certain adjustments). Trim Tech is based in Hutto, Texas, which is approximately 30 miles north of downtown Austin. Trim Tech is a turn-key supplier of custom cabinets, interior and exterior doors, stair parts, and custom millwork and molding.

On December 22, 2014, the Company acquired certain assets and the operations of Empire Truss, Ltd. (“Empire”) for $16.8 million in cash (including certain adjustments). Empire is a Texas-based manufacturer of custom designed roof trusses and floor trusses, and a distributor of engineered wood products with its primary operations located in Huntsville, Texas, approximately 65 miles north of downtown Houston. Empire also operates a manufacturing facility in Ferris, Texas, which is 20 miles southeast of Dallas.  Empire’s primary focus is on multi-family and light commercial customers.

These transactions were accounted for by the acquisition method, and accordingly the results of operations were included in the Company’s consolidated financial statements from their respective acquisition dates. The purchase price was allocated to the assets acquired based on estimated fair values at the acquisition date, with the excess of purchase price over the estimated fair value of the net assets acquired recorded as goodwill. The allocations shown in the table below are preliminary and are subject to adjustment. Pro forma results of operations are not presented as these acquisitions are not material individually or in the aggregate.

We incurred $0.6 million in acquisition related costs during the year ended December 31, 2014. These costs include due diligence costs and transaction costs to complete the acquisitions, and have been recognized in selling, general and administrative expense in the accompanying condensed consolidated statements of operations and comprehensive income (loss) for the year ended December 31, 2014.

The following table summarizes the aggregate fair values of the assets acquired and liabilities assumed at the acquisition dates for Slone, West Orange, Truss Rite, Trim Tech, and Empire (in thousands):

Accounts Receivable	$9,544
Inventory	5,417
Property, plant and equipment	8,580
Other intangible assets (Note 7)	17,467
Other assets	34
Goodwill (Note 6)	28,581
Current liabilities	(286)
Total net assets acquired	$69,337